                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       ESL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      August 30, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    September 4, 2013

2.       SPE II PARTNERS, LP

Item                                   Information

Name:                                  SPE II Partners, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      August 30, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    September 4, 2013

3.       SPE MASTER II, LP

Item                                   Information

Name:                                  SPE Master II, LP

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      August 30, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One
                                       Reporting Person

Signature:                             By:      RBS Partners, L.P.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    September 4, 2013

4.       RBS PARTNERS, L.P.

Item                                   Information

Name:                                  RBS Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      August 30, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One
                                       Reporting Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    September 4, 2013

5.       ESL INSTITUTIONAL PARTNERS, L.P.

Item                                   Information

Name:                                  ESL Institutional Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      August 30, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One
                                       Reporting Person

Signature:                             By:      RBS Investment Management,
                                       L.L.C.
                                       Its:     General Partner

                                       By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    September 4, 2013

6.       RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                   Information

Name:                                  RBS Investment Management, L.L.C.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      August 30, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One
                                       Reporting Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     Manager

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    September 4, 2013

7.       CBL PARTNERS, L.P.

Item                                   Information

Name:                                  CBL Partners, L.P.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      August 30, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One
                                       Reporting Person

Signature:                             By:      ESL Investments, Inc.
                                       Its:     General Partner

                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    September 4, 2013

8.       ESL INVESTMENTS, INC.

Item                                   Information

Name:                                  ESL Investments, Inc.

Address:                               1170 Kane Concourse, Suite 200,
                                       Bay Harbor, FL 33154

Designated Filer:                      Edward S. Lampert

Date of Event Requiring Statement      August 30, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      AUTONATION, INC. [AN]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:      /s/ Edward S. Lampert
                                                --------------------------------
                                       Name:    Edward S. Lampert
                                       Title:   Chief Executive Officer
                                       Date:    September 4, 2013